Exhibit 99.1
Newpark Resources, Inc.
Pro forma Condensed Consolidated Balance Sheet
September 30, 2008
(Unaudited)

(In thousands)	Historical	Adjustments (1)	Pro Forma
ASSETS
Cash and cash equivalents	$10,888	$28	$10,916
Receivables, net	186,628	10,729	197,357
Inventories	121,226	116	121,342
Deferred tax asset	23,359	44	23,403
Prepaid expenses and other current assets	13,586	270	13,856
Assets of discontinued operations	80,556	(80,249)	307

Total current assets	436,243	(69,062)	367,181

Property, plant and equipment, net	165,183	65,316	230,499
Goodwill	61,913	—	61,913
Deferred tax asset, net	383	—	383
Other intangible assets, net	16,425	—	16,425
Other assets	4,471	3,746	8,217

Total assets	$684,618	$—	$684,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Foreign bank lines of credit	$9,234	$—	$9,234
Current maturities of long-term debt	10,397	—	10,397
Accounts payable	71,269	6,471	77,740
Accrued liabilities	31,787	1,614	33,401
Liabilities of discontinued operations	14,022	(13,495)	527

Total current liabilities	136,709	(5,410)	131,299

Long-term debt, less current portion	153,635	—	153,635
Deferred tax liability	10,977	4,417	15,394
Other noncurrent liabilities	3,697	993	4,690

Total liabilities	305,018	—	305,018

Common stock	910	—	910
Paid-in capital	455,856	—	455,856
Accumulated other comprehensive income	10,701	—	10,701
Retained deficit	(72,774)	—	(72,774)
Less treasury stock, at cost	(15,093)	—	(15,093)

Total stockholders’ equity	379,600	—	379,600

Total Liabilities and Stockholders’ Equity	$684,618	$—	$684,618

Newpark Resources, Inc.
Pro forma Condensed Consolidated Balance Sheet
December 31, 2007
(Unaudited)

(In thousands)	Historical	Adjustments (1)	Pro Forma
ASSETS
Cash and cash equivalents	$5,741	$—	$5,741
Receivables, net	141,949	9,227	151,176
Inventories	120,202	124	120,326
Deferred tax asset	28,439	45	28,484
Prepaid expenses and other current assets	12,131	481	12,612
Assets of discontinued operations	86,628	(80,602)	6,026

Total current assets	395,090	(70,725)	324,365

Property, plant and equipment, net	159,094	68,669	227,763
Goodwill	62,616	—	62,616
Deferred tax asset, net	408	—	408
Other intangible assets, net	18,474	—	18,474
Other assets	6,097	3,770	9,867

Total assets	$641,779	$1,714	$643,493

LIABILITIES AND STOCKHOLDERS’ EQUITY
Foreign bank lines of credit	$7,297	$—	$7,297
Current maturities of long-term debt	11,565	—	11,565
Accounts payable	62,505	5,604	68,109
Accrued liabilities	20,367	1,193	21,560
Liabilities of discontinued operations	10,456	(9,512)	944

Total current liabilities	112,190	(2,715)	109,475

Long-term debt, less current portion	158,616	—	158,616
Deferred tax liability	5,923	4,417	10,340
Other noncurrent liabilities	4,386	12	4,398

Total liabilities	281,115	1,714	282,829

Common stock	902	—	902
Paid-in capital	450,319	—	450,319
Accumulated other comprehensive income	13,988	—	13,988
Retained deficit	(104,545)	—	(104,545)

Total stockholders’ equity	360,664	—	360,664

Total Liabilities and Stockholders’ Equity	$641,779	$1,714	$643,493

Newpark Resources, Inc.
Pro forma Condensed Consolidated Balance Sheet
December 31, 2006
(Unaudited)

(In thousands)	Historical	Adjustments (1)	Pro Forma

ASSETS
Cash and cash equivalents	$12,736	$17	$12,753
Receivables, net	141,790	10,368	152,158
Inventories	107,778	122	107,900
Deferred tax asset	23,001	(46)	22,955
Prepaid expenses and other current assets	12,176	500	12,676
Assets of discontinued operations	19,880	(10,961)	8,919

Total current assets	317,361	—	317,361

Property, plant and equipment, net	152,207	67,881	220,088
Goodwill	54,624	—	54,624
Deferred tax asset, net	7,096	(2,358)	4,738
Other intangible assets, net	8,236	3,372	11,608
Other assets	7,440	437	7,877
Assets of discontinued operations	82,485	(69,332)	13,153

Total assets	$629,449	$—	$629,449

LIABILITIES AND STOCKHOLDERS’ EQUITY
Foreign bank lines of credit	$10,938	$—	$10,938
Current maturities of long-term debt	4,058	—	4,058
Accounts payable	56,087	6,257	62,344
Accrued liabilities	21,439	1,883	23,322
Liabilities of discontinued operations	9,475	(8,140)	1,335

Total current liabilities	101,997	—	101,997

Long-term debt, less current portion	198,037	10	198,047
Other noncurrent liabilities	4,344	—	4,344
Liabilities of discontinued operations	1,928	(10)	1,918

Total liabilities	306,306	—	306,306

Common stock	897	—	897
Paid-in capital	444,763	—	444,763
Accumulated other comprehensive income	7,940	—	7,940
Retained deficit	(130,457)	—	(130,457)

Total stockholders’ equity	323,143	—	323,143

Total Liabilities and Stockholders’ Equity	$629,449	$—	$629,449

Newpark Resources, Inc.
Pro forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2008
(Unaudited)

(In thousands, except per share data)	Historical	Adjustments (2)	Pro Forma

Revenues	$584,067	$47,350	$631,417

Cost of revenues	515,656	42,298	557,954

	68,411	5,052	73,463

General and administrative expenses	16,593	—	16,593

Operating income	51,818	5,052	56,870

Foreign currency exchange loss	133	—	133
Interest expense, net	8,375	—	8,375

Income from continuing operations before income taxes	43,310	5,052	48,362
Provision for income taxes	14,301	1,990	16,291

Income from continuing operations	29,009	3,062	32,071
Income (loss) from discontinued operations, net of tax	2,762	(3,062)	(300)

Net income	$31,771	$—	$31,771

Basic weighted average common shares outstanding	89,227		89,227
Diluted weighted average common shares outstanding	89,569		89,569

Income per common share (basic):
Income from continuing operations	$0.33		$0.36
Income from discontinued operations	0.03		—

Net income per common share	$0.36		$0.36

Income per common share (diluted):
Income from continuing operations	$0.32		$0.36
Income (Loss) from discontinued operations	0.03		(0.01)

Net income per common share	$0.35		$0.35

Newpark Resources, Inc.
Pro forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2007
(Unaudited)

(In thousands, except per share data)	Historical	Adjustments (2)	Pro Forma

Revenues	$453,024	$45,222	$498,246

Cost of revenues	393,176	37,261	430,437

	59,848	7,961	67,809

General and administrative expenses	17,833	—	17,833

Operating income	42,015	7,961	49,976

Foreign currency exchange gain	(279)	—	(279)
Interest expense, net	12,182	—	12,182

Income from continuing operations before income taxes	30,112	7,961	38,073
Provision for income taxes	10,586	2,500	13,086

Income from continuing operations	19,526	5,461	24,987
Income (loss) from discontinued operations, net of tax	2,563	(5,461)	(2,898)
Loss from disposal of discontinued operations, net of tax	(2,173)	—	(2,173)

Net income	$19,916	$—	$19,916

Basic weighted average common shares outstanding	89,965		89,965
Diluted weighted average common shares outstanding	90,503		90,503

Income per common share (basic):
Income from continuing operations	$0.22		$0.28
Loss from discontinued operations	—		(0.06)

Net income per common share	$0.22		$0.22

Income per common share (diluted):
Income from continuing operations	$0.22		$0.28
Loss from discontinued operations	—		(0.06)

Net income per common share	$0.22		$0.22

Newpark Resources, Inc.
Pro forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2007
(Unaudited)

(In thousands, except per share data)	Historical	Adjustments (2)	Pro Forma

Revenues	$612,764	$58,443	$671,207

Cost of revenues	533,929	47,952	581,881

	78,835	10,491	89,326

General and administrative expenses	22,923	—	22,923

Operating income	55,912	10,491	66,403

Foreign currency exchange gain	(1,083)	—	(1,083)
Interest expense, net	20,251	—	20,251

Income from continuing operations before income taxes	36,744	10,491	47,235
Provision for income taxes	11,700	3,772	15,472

Income from continuing operations	25,044	6,719	31,763
Income (loss) from discontinued operations, net of tax	3,231	(6,719)	(3,488)
Loss from disposal of discontinued operations, net of tax	(1,613)	—	(1,613)

Net income	$26,662	$—	$26,662

Basic weighted average common shares outstanding	90,015		90,015
Diluted weighted average common shares outstanding	90,527		90,527

Income per common share (basic):
Income from continuing operations	$0.28		$0.35
Income (loss) from discontinued operations	0.02		(0.05)

Net income per common share	$0.30		$0.30

Income per common share (diluted):
Income from continuing operations	$0.28		$0.35
Income (loss) from discontinued operations	0.01		(0.06)

Net income per common share	$0.29		$0.29

Newpark Resources, Inc.
Pro forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2006
(Unaudited)

(In thousands, except per share data)	Historical	Adjustments (2)	Pro Forma

Revenues	$581,908	$60,409	$642,317

Cost of revenues	500,062	50,685	550,747

	81,846	9,724	91,570

General and administrative expenses	20,022	—	20,022
Impairment losses	—	68,080	68,080

Operating income	61,824	(58,356)	3,468

Foreign currency exchange loss	367	—	367
Interest expense, net	19,546	—	19,546

Income from continuing operations before income taxes	41,911	(58,356)	(16,445)
Provision for income taxes	13,851	(17,990)	(4,139)

Income from continuing operations	28,060	(40,366)	(12,306)
Income (loss) from discontinued operations, net of tax	(60,341)	40,366	(19,975)

Net income	$(32,281)	$—	$(32,281)

Basic weighted average common shares outstanding	89,333		89,333
Diluted weighted average common shares outstanding	89,871		89,871

Income per common share (basic):
Income (loss) from continuing operations	$0.31		$(0.14)
Loss from discontinued operations	(0.67)		(0.22)

Net income per common share	$(0.36)		$(0.36)

Income per common share (diluted):
Income (loss) from continuing operations	$0.31		$(0.14)
Loss from discontinued operations	(0.67)		(0.22)

Net income per common share	$(0.36)		$(0.36)

Newpark Resources, Inc.
Pro forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2005
(Unaudited)

(In thousands, except per share data)	Historical	Adjustments (2)	Pro Forma

Revenues	$476,672	$51,381	$528,053

Cost of revenues	423,467	43,972	467,439

	53,205	7,409	60,614

General and administrative expenses	9,546	—	9,546

Operating income	43,659	7,409	51,068

Foreign currency exchange gain	(551)	—	(551)
Interest expense, net	15,965	—	15,965

Income from continuing operations before income taxes	28,245	7,409	35,654
Provision for income taxes	9,136	2,657	11,793

Income from continuing operations	19,109	4,752	23,861
Income (loss) from discontinued operations, net of tax	3,672	(4,752)	(1,080)

Net income	22,781	—	22,781
Less: Preferred stock dividends and accretion	509	—	509

Net income (loss) applicable to common shares	$22,272	$—	$22,272

Basic weighted average common shares outstanding	85,950		85,950
Diluted weighted average common shares outstanding	86,454		86,454

Income per common share (basic):
Income from continuing operations	$0.22		$0.28
Income (loss) from discontinued operations	0.04		(0.02)

Net income per common share	$0.26		$0.26

Income per common share (diluted):
Income from continuing operations	$0.22		$0.28
Income (loss) from discontinued operations	0.04		(0.02)

Net income per common share	$0.26		$0.26

Newpark Resources, Inc.
Notes to Pro forma Condensed Consolidated Financial Information
(Unaudited)
Pro forma Balance Sheets
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 is based upon the historical unaudited condensed consolidated balance sheet of Newpark Resources, Inc. as of September 30, 2008, as reported on our Quarterly Report on Form 10-Q. The unaudited pro forma condensed consolidated balance sheets as of December 31, 2007 and December 31, 2006 are based upon the historical audited consolidated balance sheets of Newpark Resources, Inc., as of these respective dates, as reported on our Annual Report on Form 10-K. These historical balance sheets are adjusted for the following:
(1)	Assets and liabilities attributable to the U.S. environmental business are reclassified from discontinued operations to continuing operations, following the termination of the agreement to sell this operation.
Pro forma Statements of Operations
The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and September 30, 2007 are based upon the historical unaudited condensed consolidated statements of operations of Newpark Resources, Inc. for these periods, respectively, as reported on our Quarterly Report on Form 10-Q. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2007, 2006 and 2005 are based upon the historical audited consolidated statements of operations of Newpark Resources, Inc., for these periods, respectively, as reported on our Annual Report on Form 10-K. These historical statements of operations are adjusted for the following:
(2)	The results of operations attributable to the U.S. environmental business are reclassified from discontinued operations to continuing operations, following the termination of the agreement to sell this operation.